As filed with the Securities and Exchange Commission on June 17, 2020

Registration Nos. 333-234614 and 234614-01

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Amendment No. 4

to

FORM F-1

on

FORM F-1/FORM F-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

BROOKFIELD RENEWABLE CORPORATION	BROOKFIELD RENEWABLE PARTNERS L.P.
(Exact name of Registrant as specified in its charter)	(Exact name of Registrant as specified in its charter)

Not Applicable (Translation of Registrant’s name into English)	Not Applicable (Translation of Registrant’s name into English)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	Bermuda (State or other jurisdiction of incorporation or organization)

4911 (Primary Standard Industrial Classification Code Numbers)	4911 (Primary Standard Industrial Classification Code Numbers)

Not Applicable (IRS Employer Identification Numbers)	Not Applicable (IRS Employer Identification Numbers)

Brookfield Renewable Corporation 250 Vesey Street, 15th Floor New York, New York 10281-1023 (212) 417-7000	Brookfield Renewable Partners L.P. 73 Front Street, 5th Floor Hamilton, HM 12, Bermuda +1 (441) 294-3304
(Address, including zip code, and telephone number, including area code, of Registrants’ principal executive offices)	(Address, including zip code, and telephone number, including area code, of Registrants’ principal executive offices)

Puglisi & Associates

850 Library Avenue, Suite 204

Newark, Delaware 19711

(302) 738-6680

(Name, address, including zip code, and telephone number, including area code, of agent for service of the Registrants)

Copies to:

Karrin Powys-Lybbe, Esq. Mile T. Kurta, Esq. Torys LLP 1114 Avenue of the Americas, 23rd Floor New York, New York 10036 (212) 880-6000	Richard Hall, Esq. David J. Perkins, Esq. Cravath, Swaine & Moore LLP Worldwide Plaza 825 Eight Avenue New York, New York 10019 (212) 474-1000	William Fyfe, Esq. TerraForm Power, Inc. 200 Liberty Street 14th Floor New York, New York 10019 (646) 992-2400	Sean T. Wheeler, P.C. Debbie P. Yee, P.C. Kirkland & Ellis LLP 609 Main Street Houston, Texas 77002 (713) 836-3600

Approximate date of commencement of proposed sale to the public: as soon as practicable after the effective date of this registration statement.

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933.

Emerging growth company  ☐

If an emerging growth company that prepares its financial statements in accordance with U.S. GAAP (as defined below), indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards† provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

†	The term “new or revised financial accounting standard” refers to any update issued by the Financial Accounting Standards Board to its Accounting Standards Codification after April 5, 2012.

Form F-1

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☒

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Form F-4

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)  ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be Registered	Proposed Maximum Offering Price Per Share/Unit	Proposed maximum aggregate offering price	Amount of registration fee(8)
Class A Exchangeable Subordinate Voting Shares of Brookfield Renewable Corporation	(1)	N/A	$2,895,000,000(6)	$375,771(6)
Class A Exchangeable Subordinate Voting Shares of Brookfield Renewable Corporation	(2)	(5)	$1,453,121,316.15(5)	$188,615.15(5)
Limited Partnership Units of Brookfield Renewable Partners L.P.	(2)	(5)	$— (5)	$— (5)
Limited Partnership Units of Brookfield Renewable Partners L.P.	(3)	N/A	$— (7)	$— (7)
Limited Partnership Units of Brookfield Renewable Partners L.P.	(4)	N/A	$— (7)	$— (7)
Total			$4,348,121,316.15	$564,386.15

(1)

Represents an aggregate of up to 78,000,000 class A exchangeable subordinate voting shares, no par value (“BEPC exchangeable shares”), of Brookfield Renewable Corporation (“BEPC”), consisting of approximately 44,800,000 BEPC exchangeable shares, which will be distributed (the “special distribution”) to the holders of limited partnership units (“BEP units”) of Brookfield Renewable Partners L.P. (“BEP”) and an additional approximate 33,200,000 BEPC exchangeable shares to be issued to Brookfield Asset Management Inc. and its subsidiaries (other than BEP, BEPC and their respective subsidiaries), as more fully described in the special distribution prospectus contained in this registration statement.

(2)

Represents the maximum number of BEPC exchangeable shares or BEP units estimated to be issuable upon completion of the transactions (collectively, the “TERP acquisition”) contemplated by the Agreement and Plan of Reorganization, dated as of March 16, 2020, by and among BEPC, BEP, 2252876 Alberta ULC, TerraForm Power, Inc. (“TERP”) and TerraForm Power NY Holdings, Inc. (as amended from time to time, the “Reorganization Agreement”), as more fully described in the proxy statement/prospectus contained in this registration statement.

(3)

Represents up to 119,600,000 BEP units to be issued from time to time upon exchange, redemption or purchase of BEPC exchangeable shares (including upon liquidation, dissolution, or winding up of BEPC) following the special distribution and the TERP acquisition as described in the prospectuses filed as part of this registration statement. The number of BEP units represents a good-faith estimate of the maximum number of BEP units to be issued upon exchange, redemption or purchase of BEPC exchangeable shares (including upon liquidation, dissolution, or winding up of BEPC). Pursuant to Rule 416, the securities being registered hereunder include such indeterminate number of additional BEP units as may be issuable as a result of stock splits, stock dividends or similar transactions.

(4)

Represents up to 119,600,000 BEP units to be delivered by the selling unitholder upon exchange of BEPC exchangeable shares following the special distribution and the TERP acquisition as described in the prospectuses filed as part of this registration statement. The number of BEP units represents a good-faith estimate of the maximum number of BEP units to be delivered upon exchange of BEPC exchangeable shares. Pursuant to Rule 416, the securities being registered hereunder include such indeterminate number of additional BEP units as may be deliverable as a result of stock splits, stock dividends or similar transactions.

(5)

Estimated solely for purposes of calculating the registration fee required by Section 6(b) of the Securities Act of 1933, as amended (the “Securities Act”), and calculated pursuant to Rules 457(f)(1) and 457(c) under the Securities Act. The proposed maximum aggregate offering price of the BEPC exchangeable shares or BEP units, as applicable, was calculated based upon the market value of shares of TERP’s common stock (the securities to be cancelled following the TERP acquisition) in accordance with Rule 457(c) under the Securities Act as follows: the product of (A) $16.67, the average of the high and low prices per share of TERP’s common stock on April 16, 2020, as quoted on the Nasdaq Global Select Market, multiplied by (B) 87,169,845 shares of TERP common stock (being the estimated maximum number of shares of TERP common stock that may be exchanged for BEPC exchangeable shares or BEP units pursuant to the TERP acquisition, including the total number of shares of TERP common stock issuable under outstanding TERP stock-based awards that are expected to be settled for shares of TERP common stock prior to the completion of the TERP acquisition and shares of TERP common stock underlying outstanding TERP stock awards that are expected to be cancelled and exchanged for BEPC stock awards in connection with the TERP acquisition).

(6)	There is currently no market for BEPC exchangeable shares. Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(f) under the Securities Act.
(7)	No separate registration fee is payable pursuant to Rule 457(i) under the Securities Act.
(8)	Previously paid.

The Registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 4 to Form F-1 on Form F-1/F-4 Registration Statement (No. 333-234614 and 234614-01) is being filed by Brookfield Renewable Corporation (“BEPC”) and Brookfield Renewable Partners L.P. (“BEP”) solely to file Exhibits 5.2, 8.1, 8.2, 10.44, 10.45 and 10.46 and no changes or additions are being made hereby to the prospectus and proxy statement/prospectus constituting Part I of this Registration Statement or to Item 6 of Form F-1 (Item 20 of Form F-4), Item 7 of Form F-1, Item 8(b) of Form F-1 (Item 21(b) of Form F-4) or Item 9 of Form F-1 (Item 22 of Form F-4) of Part II of this Registration Statement.

Accordingly, such prospectus and proxy statement/prospectus constituting Part I of this Registration Statement and Item 6 of Form F-1 (Item 20 of Form F-4), Item 7 of Form F-1, Item 8(b) of Form F-1 (Item 21(b) of Form F-4) or Item 9 of Form F-1 (Item 22 of Form F-4) of Part II of this Registration Statement have not been included herein.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 8(a) of Form F-1 and Item 21(a) of Form F-4.	EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

Exhibits

See the Exhibit Index beginning on page II-2 of this registration statement.

The agreements included as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosure that was made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

BEPC and BEP acknowledge that, notwithstanding the inclusion of the foregoing cautionary statements, BEPC and BEP are responsible for considering whether additional specific disclosure of material information regarding material contractual provisions is required to make the statements in this registration statement not misleading.

Exhibit Index

Exhibit Number	Description of Document

2.1†

Agreement and Plan of Reorganization, by and among TerraForm Power, Inc., Brookfield Renewable Partners L.P., Brookfield Renewable Corporation, 2252876 Alberta ULC and TerraForm Power NY Holdings, Inc., dated March 16, 2020 (included as Annex A to the proxy statement/prospectus)

3.1†	Form of Articles of Brookfield Renewable Corporation

3.2

Certificate of registration of Brookfield Renewable Energy Partners L.P., dated June 29, 2011—filed as Exhibit 1.1 to Brookfield Renewable Partners L.P.’s Registration Statement on Form 20-F including all amendments thereto, with the last such amendment having been made on May 16, 2013, and incorporated herein by reference

3.3

Certificate of Deposit of Supplementary Certificate of Brookfield Renewable Energy Partners L.P., dated August 29, 2011—filed as Exhibit 1.2 to Brookfield Renewable Partners L.P.’s Registration Statement on Form 20-F including all amendments thereto, with the last such amendment having been made on May 16, 2013, and incorporated herein by reference

3.4

Certificate of Deposit of Supplementary Certificate of Brookfield Renewable Energy Partners L.P., dated December 21, 2011—filed as Exhibit 1.3 to Brookfield Renewable Partners L.P.’s Annual Report on Form 20-F/A on March 22, 2019, and incorporated herein by reference

3.5

Certificate of Deposit of Supplementary Certificate of Brookfield Renewable Energy Partners L.P., dated May 11, 2012—filed as Exhibit 1.3 to Brookfield Renewable Partners L.P.’s Registration Statement on Form 20-F including all amendments thereto, with the last such amendment having been made on May 16, 2013, and incorporated herein by reference

3.6

Certificate of Deposit of Supplementary Certificate of Brookfield Renewable Partners L.P., dated May 4, 2016—filed as Exhibit 99.1 to Brookfield Renewable Partners L.P.’s Form 6-K on May 4, 2016, and incorporated herein by reference

3.7

Certificate of Deposit of Memorandum of Increase of Share Capital, dated November 23, 2011—filed as Exhibit 1.6 to Brookfield Renewable Partners L.P.’s Annual Report on Form 20-F/A on March 22, 2019, and incorporated herein by reference

3.8

Fourth Amended and Restated Limited Partnership Agreement of Brookfield Renewable Partners L.P., dated May 3, 2016—filed as Exhibit 99.1 to Brookfield Renewable Partners L.P.’s Form 6-K on May 6, 2016, and incorporated herein by reference

3.9

First Amendment to the Fourth Amended and Restated Limited Partnership Agreement of Brookfield Renewable Partners L.P., dated May 25, 2016—filed as Exhibit 99.1 to Brookfield Renewable Partners L.P.’s Form 6-K on May 26, 2016, and incorporated herein by reference

3.10

Second Amendment to the Fourth Amended and Restated Limited Partnership Agreement of Brookfield Renewable Partners L.P., dated February 14, 2017—filed as Exhibit 99.1 to Brookfield Renewable Partners L.P.’s Form 6-K on February 14, 2017, and incorporated herein by reference

3.11

Third Amendment to the Fourth Amended and Restated Limited Partnership Agreement of Brookfield Renewable Partners L.P., dated January 16, 2018—filed as Exhibit 99.1 to Brookfield Renewable Partners L.P.’s Form 6-K on January 17, 2018, and incorporated herein by reference

3.12

Fourth Amendment to the Fourth Amended and Restated Limited Partnership Agreement of Brookfield Renewable Partners L.P., dated February 28, 2019—filed as Exhibit 99.1 to Brookfield Renewable Partners L.P.’s Form 6-K on February 28, 2019, and incorporated herein by reference

Exhibit Number	Description of Document

3.13

Fifth Amendment to the Fourth Amended and Restated Limited Partnership Agreement of Brookfield Renewable Partners L.P., dated March 11, 2019—filed as Exhibit 99.1 to Brookfield Renewable Partners L.P.’s Form 6-K on March 11, 2019, and incorporated herein by reference

3.14

Sixth Amendment to the Fourth Amended and Restated Limited Partnership Agreement of Brookfield Renewable Partners L.P., dated February 24, 2020—filed as Exhibit 3.1 to Brookfield Renewable Partners L.P.’s Form 6-K on February 24, 2020, and incorporated herein by reference

3.15

Articles of Incorporation of Brookfield Renewable Partners Limited—filed as Exhibit 1.3 to Brookfield Renewable Partners L.P.’s Registration Statement on Form 20-F including all amendments thereto, with the last such amendment having been made on May 16, 2013, and incorporated herein by reference

3.16

Form 13 Amending the Registered Office of Brookfield Renewable Partners Limited—filed as Exhibit 1.8 to Brookfield Renewable Partners L.P.’s Registration Statement on Form 20-F including all amendments thereto, with the last such amendment having been made on May 16, 2013, and incorporated herein by reference

3.17	Bye-laws of Brookfield Renewable Partners Limited—filed as Exhibit 1.9 to Brookfield Renewable Partners L.P.’s Annual Report on Form 20-F on February 26, 2016, and incorporated herein by reference

5.1†	Opinion of Appleby (Bermuda) Limited with respect to certain matters of Bermuda law

5.2#	Opinion of McMillan LLP with respect to certain matters of Canadian Law

8.1#	Form of Opinion of Torys LLP with respect to certain tax matters

8.2#	Form of Opinion of Torys LLP with respect to certain tax matters

10.1

Voting Agreement, by and among TerraForm Power, Inc., BBHC Orion Holdco L.P. and Orion U.S. Holdings 1 L.P., dated March 16, 2020—filed as Exhibit 99.2 to Brookfield Renewable Partners L.P.’s Form 6-K on March 26, 2020, and incorporated herein by reference

10.2

Third Amended and Restated Limited Partnership Agreement of Brookfield Renewable Energy L.P., dated February 11, 2016—filed as Exhibit 99.2 to Brookfield Renewable Partners L.P.’s Form 6-K on February 11, 2016, and incorporated herein by reference

10.3

First Amendment to the Third Amended and Restated Limited Partnership Agreement of Brookfield Renewable Energy L.P., dated May 25, 2016—filed as Exhibit 99.2 to Brookfield Renewable Partners L.P.’s Form 6-K on May 26, 2016, and incorporated herein by reference

10.4

Second Amendment to the Third Amended and Restated Limited Partnership Agreement of Brookfield Renewable Energy L.P., dated February 14, 2017—filed as Exhibit 99.2 to Brookfield Renewable Partners L.P.’s Form 6-K on February 14, 2017, and incorporated herein by reference

10.5

Third Amendment to the Third Amended and Restated Limited Partnership Agreement of Brookfield Renewable Energy L.P., dated January 16, 2018—filed as Exhibit 99.2 to Brookfield Renewable Partners L.P.’s Form 6-K on January 17, 2018, and incorporated herein by reference

10.6

Fourth Amendment to the Third Amended and Restated Limited Partnership Agreement of Brookfield Renewable Energy L.P., dated February 28, 2019—filed as Exhibit 99.2 to Brookfield Renewable Partners L.P.’s Form 6-K on February 28, 2019, and incorporated herein by reference

10.7

Fifth Amendment to the Third Amended and Restated Limited Partnership Agreement of Brookfield Renewable Energy L.P., dated March 11, 2019—filed as Exhibit 99.2 to Brookfield Renewable Partners L.P.’s Form 6-K on March 11, 2019, and incorporated herein by reference

Exhibit Number	Description of Document

10.8

Sixth Amendment to the Third Amended and Restated Limited Partnership Agreement of Brookfield Renewable Energy L.P., dated February 24, 2020—filed as Exhibit 3.2 to Brookfield Renewable Partners L.P.’s Form 6-K on February 24, 2020, and incorporated herein by reference

10.9†	Form of Seventh Amendment to the Third Amended and Restated Limited Partnership Agreement of Brookfield Renewable Energy L.P.

10.10

Third Amended and Restated Master Services Agreement, dated May 11, 2020, by and among Brookfield Asset Management Inc., Brookfield Renewable Energy Partners L.P., Brookfield Renewable Energy L.P., and others—filed as Exhibit 99.1 to Brookfield Renewable Partners L.P.’s Form 6-K on May 18, 2020, and incorporated herein by reference

10.11†

Form of First Amendment to the Third Amended and Restated Master Services Agreement by and among Brookfield Asset Management Inc., Brookfield Renewable Partners L.P., Brookfield Renewable Energy L.P., and others

10.12

Relationship Agreement, dated November 28, 2011, by and among Brookfield Asset Management Inc., BRP Energy Group L.P., Brookfield Renewable Energy Group LLC, Brookfield Renewable Energy Group (Bermuda) Limited, Brookfield Renewable Energy Partners L.P., Brookfield Renewable Energy L.P., Brookfield BRP Holdings (Canada) Inc. and BRP Bermuda Holdings I Limited—filed as Exhibit 4.3 to Brookfield Renewable Partners L.P.’s Registration Statement on Form 20-F including all amendments thereto, with the last such amendment having been made on May 16, 2013, and incorporated herein by reference

10.13

Registration Rights Agreement, dated November 28, 2011, between Brookfield Renewable Energy Partners L.P. and Brookfield Renewable Power Inc.—filed as Exhibit 4.4 to Brookfield Renewable Partners L.P.’s Registration Statement on Form 20-F including all amendments thereto, with the last such amendment having been made on May 16, 2013, and incorporated herein by reference

10.14

Combination Agreement, dated September 12, 2011, by and among Brookfield Renewable Power Inc., Brookfield Renewable Power Fund, Brookfield Renewable Power Trust and Brookfield Renewable Energy Partners L.P.—filed as Exhibit 4.5 to Brookfield Renewable Partners L.P.’s Registration Statement on Form 20-F including all amendments thereto, with the last such amendment having been made on May 16, 2013, and incorporated herein by reference

10.15

Amended and Restated Indenture, dated as of November 23, 2011, among Brookfield Renewable Energy Partners ULC (formerly BRP Finance ULC), BNY Trust Company of Canada and The Bank of New York Mellon—filed as Exhibit 4.6 to Brookfield Renewable Partners L.P.’s Registration Statement on Form 20-F including all amendments thereto, with the last such amendment having been made on May 16, 2013, and incorporated herein by reference

10.16

Amended and Restated Guarantee Indenture, dated November 25, 2011, by and among Brookfield Renewable Energy Partners L.P., Brookfield Renewable Energy L.P., Brookfield BRP Holdings (Canada) Inc., BRP Bermuda Holdings I Limited, Brookfield Renewable Power Preferred Equity Inc., Computershare Trust Company of Canada and other guarantor parties from time to time thereto (Class A Preference Shares, Series 1)—filed as Exhibit 4.7 to Brookfield Renewable Partners L.P.’s Registration Statement on Form 20-F including all amendments thereto, with the last such amendment having been made on May 16, 2013, and incorporated herein by reference

10.17

Amended and Restated Guarantee Indenture, dated November 25, 2011, by and among Brookfield Renewable Energy Partners L.P., Brookfield Renewable Energy L.P., Brookfield BRP Holdings (Canada) Inc., BRP Bermuda Holdings I Limited, Brookfield Renewable Power Preferred Equity Inc., Computershare Trust Company of Canada and other guarantor parties from time to time thereto (Class A Preference Shares, Series 2)—filed as Exhibit 4.8 to Brookfield Renewable Partners L.P.’s Registration Statement on Form 20-F including all amendments thereto, with the last such amendment having been made on May 16, 2013, and incorporated herein by reference

Exhibit Number	Description of Document

10.18

Guarantee, dated November  23, 2011, by Brookfield Renewable Energy L.P. and BNY Trust Company of Canada—filed as Exhibit 4.9 to Brookfield Renewable Partners L.P.’s Registration Statement on Form 20-F including all amendments thereto, with the last such amendment having been made on May 16, 2013, and incorporated herein by reference

10.19

Guarantee, dated November 23, 2011, by Brookfield Renewable Energy Partners L.P. and BNY Trust Company of Canada—filed as Exhibit 4.10 to Brookfield Renewable Partners L.P.’s Registration Statement on Form 20-F including all amendments thereto, with the last such amendment having been made on May 16, 2013, and incorporated herein by reference

10.20

Guarantee, dated November 23, 2011, by BRP Bermuda Holdings I Limited and BNY Trust Company of Canada—filed as Exhibit 4.11 to Brookfield Renewable Partners L.P.’s Registration Statement on Form 20-F including all amendments thereto, with the last such amendment having been made on May 16, 2013, and incorporated herein by reference

10.21

Guarantee, dated November 23, 2011, by Brookfield BRP Holdings (Canada) Inc. and BNY Trust Company of Canada—filed as Exhibit 4.12 to Brookfield Renewable Partners L.P.’s Registration Statement on Form 20-F including all amendments thereto, with the last such amendment having been made on May 16, 2013, and incorporated herein by reference

10.22

Energy Revenue Agreement, dated November 23, 2011, between Brookfield Energy Marketing LP and Brookfield Power US Holding America Co.—filed as Exhibit 4.14 to Brookfield Renewable Partners L.P.’s Registration Statement on Form 20-F including all amendments thereto, with the last such amendment having been made on May 16, 2013, and incorporated herein by reference

10.23

Guarantee Indenture, dated October 11, 2012, by and among Brookfield Renewable Energy Partners L.P., Brookfield Renewable Energy L.P., Brookfield BRP Holdings (Canada) Inc., BRP Bermuda Holdings I Limited, Brookfield Renewable Power Preferred Equity Inc., Computershare Trust Company of Canada and other guarantor parties from time to time thereto (Class A Preference Shares, Series 3)—filed as Exhibit 4.15 to Brookfield Renewable Partners L.P.’s Registration Statement on Form 20-F including all amendments thereto, with the last such amendment having been made on May 16, 2013, and incorporated herein by reference

10.24

Guarantee Indenture, dated October 11, 2012, by and among Brookfield Renewable Energy Partners L.P., Brookfield Renewable Energy L.P., Brookfield BRP Holdings (Canada) Inc., BRP Bermuda Holdings I Limited, Brookfield Renewable Power Preferred Equity Inc., Computershare Trust Company of Canada and other guarantor parties from time to time thereto (Class A Preference Shares, Series 4)—filed as Exhibit 4.16 to Brookfield Renewable Partners L.P.’s Registration Statement on Form 20-F including all amendments thereto, with the last such amendment having been made on May 16, 2013, and incorporated herein by reference

10.25

Guarantee Indenture, dated January 29, 2013, by and among Brookfield Renewable Energy Partners L.P., Brookfield Renewable Energy L.P., Brookfield BRP Holdings (Canada) Inc., BRP Bermuda Holdings I Limited, Brookfield Renewable Power Preferred Equity Inc., Computershare Trust Company of Canada and other guarantor parties from time to time thereto (Class A Preference Shares, Series 5)—filed as Exhibit 4.17 to Brookfield Renewable Partners L.P.’s Registration Statement on Form 20-F including all amendments thereto, with the last such amendment having been made on May 16, 2013, and incorporated herein by reference

10.26

Guarantee Indenture, dated May 1, 2013, by and among Brookfield Renewable Energy Partners L.P., Brookfield Renewable Energy L.P., Brookfield BRP Holdings (Canada) Inc., BRP Bermuda Holdings I Limited, Brookfield Renewable Power Preferred Equity Inc., Computershare Trust Company of Canada and other guarantor parties from time to time thereto (Class A Preference Shares, Series 6)—filed as Exhibit 4.18 to Brookfield Renewable Partners L.P.’s Registration Statement on Form 20-F including all amendments thereto, with the last such amendment having been made on May 16, 2013, and incorporated herein by reference

Exhibit Number	Description of Document

10.27

Guarantee, dated October  7, 2014, by Brookfield BRP Europe Holdings (Bermuda) Limited and BNY Trust Company of Canada—filed as Exhibit 4.19 to Brookfield Renewable Partners L.P.’s Annual Report on Form 20-F on February  27, 2015, and incorporated herein by reference

10.28

Guarantee, dated February  26, 2015, by Brookfield Renewable Investments Limited and BNY Trust Company of Canada—filed as Exhibit 4.20 to Brookfield Renewable Partners L.P.’s Annual Report on Form 20-F on February  27, 2015, and incorporated herein by reference

10.29

Guarantee Indenture, dated November 25, 2015, by and among Brookfield Renewable Energy Partners L.P., Brookfield Renewable Energy L.P., Brookfield BRP Holdings (Canada) Inc., BRP Bermuda Holdings I Limited, Brookfield BRP Europe Holdings (Bermuda) Limited, Brookfield Renewable Investments Limited, Computershare Trust Company of Canada and other guarantor parties from time to time thereto (Series 7 Preferred Units)—filed as Exhibit 99.3 to Brookfield Renewable Partners L.P.’s Form 6-K on November 27, 2015, and incorporated herein by reference

10.30

Guarantee Indenture, dated November 25, 2015, by and among Brookfield Renewable Energy Partners L.P., Brookfield Renewable Energy L.P., Brookfield BRP Holdings (Canada) Inc., BRP Bermuda Holdings I Limited, Brookfield BRP Europe Holdings (Bermuda) Limited, Brookfield Renewable Investments Limited, Computershare Trust Company of Canada and other guarantor parties from time to time thereto (Series 8 Preferred Units)—filed as Exhibit 99.4 to Brookfield Renewable Partners L.P.’s Form 6-K on November 27, 2015, and incorporated herein by reference

10.31

Guarantee Indenture, dated February 11, 2016, by and among Brookfield Renewable Energy Partners L.P., Brookfield Renewable Energy L.P., Brookfield BRP Holdings (Canada) Inc., BRP Bermuda Holdings I Limited, Brookfield BRP Europe Holdings (Bermuda) Limited, Brookfield Renewable Investments Limited, Computershare Trust Company of Canada and other guarantor parties from time to time thereto (Series 5 Preferred Units)—filed as Exhibit 99.3 to Brookfield Renewable Partners L.P.’s Form 6-K on February 11, 2016, and incorporated herein by reference

10.32

Guarantee Indenture, dated May 25, 2016, by and among Brookfield Renewable Partners L.P., Brookfield Renewable Energy L.P., Brookfield BRP Holdings (Canada) Inc., BRP Bermuda Holdings I Limited, Brookfield BRP Europe Holdings (Bermuda) Limited, Brookfield Renewable Investments Limited, and Computershare Trust Company of Canada (Series 9 Preferred Units)—filed as Exhibit 99.3 to Brookfield Renewable Partners L.P.’s Form 6-K on November 27, 2015, and incorporated herein by reference

10.33

Guarantee Indenture, dated May 25, 2016, by and among Brookfield Renewable Partners L.P., Brookfield Renewable Energy L.P., Brookfield BRP Holdings (Canada) Inc., BRP Bermuda Holdings I Limited, Brookfield BRP Europe Holdings (Bermuda) Limited, Brookfield Renewable Investments Limited, Computershare Trust Company of Canada and other guarantor parties from time to time thereto (Series 10 Preferred Units)—filed as Exhibit 99.4 to Brookfield Renewable Partners L.P.’s Form 6-K on November 27, 2015, and incorporated herein by reference

10.34

Guarantee Indenture, dated February 14, 2017, by and among Brookfield Renewable Partners L.P., Brookfield Renewable Energy L.P., Brookfield BRP Holdings (Canada) Inc., BRP Bermuda Holdings I Limited, Brookfield BRP Europe Holdings (Bermuda) Limited, Brookfield Renewable Investments Limited, Computershare Trust Company of Canada and other guarantor parties from time to time thereto (Series 11 Preferred Units)—filed as Exhibit 99.3 to Brookfield Renewable Partners L.P.’s Form 6-K on February 14, 2017, and incorporated herein by reference

Exhibit Number	Description of Document

10.35

Guarantee Indenture, dated February 14, 2017, by and among Brookfield Renewable Partners L.P., Brookfield Renewable Energy L.P., Brookfield BRP Holdings (Canada) Inc., BRP Bermuda Holdings I Limited, Brookfield BRP Europe Holdings (Bermuda) Limited, Brookfield Renewable Investments Limited, Computershare Trust Company of Canada and other guarantor parties from time to time thereto (Series 12 Preferred Units)—filed as Exhibit 99.4 to Brookfield Renewable Partners L.P.’s Form 6-K on February 14, 2017, and incorporated herein by reference

10.36

Guarantee Indenture, dated January 16, 2018, by and among Brookfield Renewable Partners L.P., Brookfield Renewable Energy L.P., Brookfield BRP Holdings (Canada) Inc., BRP Bermuda Holdings I Limited, Brookfield BRP Europe Holdings (Bermuda) Limited, Brookfield Renewable Investments Limited, Computershare Trust Company of Canada and other guarantor parties from time to time thereto (Series 13 Preferred Units)—filed as Exhibit 99.3 to Brookfield Renewable Partners L.P.’s Form 6-K on January 17, 2018, and incorporated herein by reference

10.37

Guarantee Indenture, dated January 16, 2018, by and among Brookfield Renewable Partners L.P., Brookfield Renewable Energy L.P., Brookfield BRP Holdings (Canada) Inc., BRP Bermuda Holdings I Limited, Brookfield BRP Europe Holdings (Bermuda) Limited, Brookfield Renewable Investments Limited, Computershare Trust Company of Canada and other guarantor parties from time to time thereto (Series 14 Preferred Units)—filed as Exhibit 99.4 to Brookfield Renewable Partners L.P.’s Form 6-K on January 17, 2018, and incorporated herein by reference

10.38

Guarantee Indenture, dated March 11, 2019, by and among Brookfield Renewable Partners L.P., Brookfield Renewable Energy L.P., Brookfield BRP Holdings (Canada) Inc., BRP Bermuda Holdings I Limited, Brookfield BRP Europe Holdings (Bermuda) Limited, Brookfield Renewable Investments Limited, Computershare Trust Company of Canada and other guarantor parties from time to time thereto (Series 15 Preferred Units)—filed as Exhibit 99.3 to Brookfield Renewable Partners L.P.’s Form 6-K on March 11, 2019, and incorporated herein by reference

10.39

Guarantee Indenture, dated March 11, 2019, by and among Brookfield Renewable Partners L.P., Brookfield Renewable Energy L.P., Brookfield BRP Holdings (Canada) Inc., BRP Bermuda Holdings I Limited, Brookfield BRP Europe Holdings (Bermuda) Limited, Brookfield Renewable Investments Limited, Computershare Trust Company of Canada and other guarantor parties from time to time thereto (Series 16 Preferred Units)—filed as Exhibit 99.4 to Brookfield Renewable Partners L.P.’s Form 6-K on March 11, 2019, and incorporated herein by reference

10.40†	Form of Rights Agreement by and between Brookfield Asset Management Inc. and Wilmington Trust, National Association

10.41†	Form of Registration Rights Agreement by and between Brookfield Renewable Corporation, Brookfield Renewable Partners L.P. and Brookfield Asset Management Inc.

10.42†	Form of Credit Agreement between BEP Subco Inc., as lender, and Brookfield BRP Holdings (Canada) Inc., as borrower

10.43†	Form of Credit Agreement between Brookfield BRP Holdings (Canada) Inc., as lender, and BEP Subco Inc., as borrower

10.44#	Form of Guarantee by BEP Subco Inc. and BNY Trust Company of Canada

10.45#	Form of Guarantee Indenture by and among BEP Subco Inc., Brookfield Renewable Power Preferred Equity Inc. and Computershare Trust Company of Canada

10.46#	Form of Guarantee Indenture by and among BEP Subco Inc., Brookfield Renewable Partners L.P. and Computershare Trust Company of Canada

Exhibit Number	Description of Document

10.47†	Form of Equity Commitment Agreement between Brookfield Renewable Corporation and Brookfield BRP Holdings (Canada) Inc.

21.1†	List of Significant Subsidiaries of Brookfield Renewable Corporation

21.2

List of Significant Subsidiaries of Brookfield Renewable Partners L.P.–incorporated by reference from Item 4.C “Organizational Structure” in Brookfield Renewable Partners L.P.’s Annual Report on Form 20-F filed on February 28, 2020

23.1†	Consent of Appleby (Bermuda) Limited (included in 5.1 above)

23.2#	Consent of McMillan LLP (included in 5.2 above)

23.3#	Consent of Torys LLP (included in 8.1 above)

23.4†

Consent of Ernst  & Young LLP, with respect to (i) Brookfield Renewable Partners L.P.’s financial statements as of December 31, 2019 and 2018, and for each of the years in the three year period ended December 31, 2019, (ii) the combined carve-out financial statements of the United States, Colombian, and Brazilian operations of Brookfield Renewable Partners L.P. as of December  31, 2019 and 2018, and for each of the years in the three year period ended December 31, 2019, and (iii) the financial statements of Brookfield Renewable Corporation as at December 31, 2019 and for the period from September  9, 2019 until December 31, 2019.

23.5†	Consent of KPMG LLP, with respect to the TerraForm Power Inc. Financial Statements as of and for the year ended December 31, 2017

23.6†	Consent of Ernst & Young LLP, with respect to TerraForm Power Inc. Financial Statements as of and for the two years ended December 31, 2019 and 2018

23.7†	Consent of Deloitte, S.L., with respect to TERP Spanish HoldCo, S.L. as of December 31, 2018 and for the period from June 12, 2018 to December 31, 2018

23.8†	Consent of Jeffrey Blidner

23.9†	Consent of Nancy Dorn

23.10†	Consent of Eleazar de Carvalho Filho

23.11†	Consent of David Mann

23.12†	Consent of Lou Maroun

23.13†	Consent of Stephen Westwell

23.14†	Consent of Patricia Zuccotti

24.1†	Powers of Attorney (included in Amendment No. 2 to Form F-1 on Form F-1/Form F-4, filed on April 22, 2020)

99.1†	Brookfield Renewable Corporation’s waiver request and representation under Item 8.A.4 of Form 20-F

99.2†	Form of Notice of Exchange

99.3†	Consent of Morgan Stanley & Co. LLC

99.4†	Consent of Greentech Capital Advisors Securities, LLC

99.5†	Form of Proxy Card of TerraForm Power, Inc.

99.6†	Form of Election and Letter of Transmittal

#	Filed herewith.
†	Previously filed.

The registrants hereby agree to furnish to the SEC at its request copies of long-term debt instruments defining the rights of holders of outstanding long-term debt that are not required to be filed herewith.

SIGNATURES OF BROOKFIELD RENEWABLE CORPORATION

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this amendment to the registration statement on Form F-1/F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Toronto, Ontario, Canada on June 17, 2020.

BROOKFIELD RENEWABLE CORPORATION

By:	/s/ Jennifer Mazin
Name:	Jennifer Mazin
Title:	Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed by the following persons on June 17, 2020 in the capacities indicated.

Signature	Title

* Sachin Shah	Chief Executive Officer (Principal Executive Officer)

* Wyatt Hartley	Chief Financial Officer and Director (Principal Financial and Accounting Officer)

/s/ Jennifer Mazin Jennifer Mazin	Director

* Douglas Christie	Director

*	By:	/s/ Jennifer Mazin
	Name:	Jennifer Mazin
	Title:	Attorney-in-fact

SIGNATURES OF BROOKFIELD RENEWABLE PARTNERS L.P.

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this amendment to the registration statement on Form F-1/F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Hamilton, Bermuda on June 17, 2020.

BROOKFIELD RENEWABLE PARTNERS L.P., by its general partner, BROOKFIELD RENEWABLE PARTNERS LIMITED

By:	/s/ Jane Sheere
Name:	Jane Sheere
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed by the following persons on June 17, 2020 in the capacities indicated.

Signature	Title

* Sachin Shah	Chief Executive Officer of BRP Energy Group L.P. (Principal Executive Officer)

* Wyatt Hartley	Chief Financial Officer of BRP Energy Group L.P. (Principal Financial and Accounting Officer)

* Jeffrey Blidner	Chairman of the Board of Directors of Brookfield Renewable Partners Limited

* Nancy Dorn	Director of Brookfield Renewable Partners Limited

* Eleazar de Carvalho Filho	Director of Brookfield Renewable Partners Limited

* David Mann	Director of Brookfield Renewable Partners Limited

* Lou Maroun	Director of Brookfield Renewable Partners Limited

* Stephen Westwell	Director of Brookfield Renewable Partners Limited

* Patricia Zuccotti	Director of Brookfield Renewable Partners Limited

*	By:	/s/ Jane Sheere
	Name:	Jane Sheere
	Title:	Attorney-in-fact

SIGNATURE OF AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the undersigned, solely in its capacity as the registrants’ duly authorized representative in the United States, on June 17, 2020.

Puglisi & Associates

By:	/s/ Donald J. Puglisi
Name:	Donald J. Puglisi
Title:	Authorized Representative